UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2020

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211, Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in America First Multifamily Investors, L.P.	ATAX	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

Seventh Amendment to Credit Agreement

On July 28, 2020, America First Multifamily Investors, L.P. (the “Partnership”) entered into a Seventh Amendment to Credit Agreement (the “Seventh Amendment”) with Bankers Trust Company (“Bankers Trust”) which modifies certain provisions of the Credit Agreement executed between the Partnership and Bankers Trust on May 14, 2015 (as amended by the following amendments, the “Credit Agreement”), as amended by the First Amendment to Credit Agreement dated January 7, 2016 (the “First Amendment”), the Second Amendment to Credit Agreement dated February 10, 2016 (the “Second Amendment”), the Third Amendment to Credit Agreement dated November 14, 2016 (the “Third Amendment”), the Fourth Amendment to Credit Agreement dated May 22, 2017 (the “Fourth Amendment”), the Fifth Amendment to Credit Agreement dated July 19, 2018 (the “Fifth Amendment”), and the Sixth Amendment to Credit Agreement dated July 26, 2019 (the “Sixth Amendment”).  In connection with the Seventh Amendment, the Partnership was required to pay Bankers Trust an extension fee in the amount of $90,000 and an administration fee of $20,000. The material amendment to the Credit Agreement included in the Seventh Amendment is that Section 2.1 was amended to extend the Maturity Date to June 30, 2022 and the definition of Market Value of Assets was revised to include Governmental Issuer Loans.

2020 Revolving Line of Credit Note

In connection with the Seventh Amendment, the Partnership also executed a new Revolving Line of Credit Note (the “Note”) payable to the order of Bankers Trust with a commitment amount of up to $50,000,000 dated July 28, 2020, which replaced in its entirety the Revolving Line of Credit Note dated July 26, 2019 made by the Partnership payable to the order of Bankers Trust (the “Prior Note”).  The Note contains certain amendments to the Prior Note, as discussed below.

The interest rate provisions of the Note are the same as set forth in the Prior Note, with the following amendments.  The Note now provides that variable component of the interest rate based on the London Interbank Offered Rate (LIBOR) index shall never be less than 0.1% (the “Index Floor”), and at any time that the 30-Day LIBOR index drops below 0.1% (and only at such time), as used in this Note, “Index” shall mean 0.1%.

Finally, the Note will now mature and all outstanding principal and accrued and unpaid interest will be due and payable in full on June 30, 2022.  Other than as described above, the material terms of the Note remain the same as those of the Prior Note.

The foregoing descriptions of the Seventh Amendment and Note are summaries and are qualified in their entirety by reference to the full text of the Seventh Amendment and Note, copies of which are attached as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

In addition, the full text of the Credit Agreement, which was attached as Exhibits 10.1, to the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission (“SEC”) on May 20, 2015; the First Amendment and associated waiver letter, copies of which were attached as Exhibits 10.1 and 10.2, respectively, to the Current Report on Form 8-K filed by the Partnership with the SEC on January 13, 2016; the Second Amendment, a copy which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on February 17, 2016; the Third Amendment, a copy which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on November 18, 2016; the Fourth Amendment, a copy which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on May 25, 2017; the Fifth Amendment, a copy which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on July 20,

2018; and the Sixth Amendment, a copy which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on July 31, 2019, are incorporated by reference herein.

On July 30, 2020, the Partnership issued a press release announcing the amendment to the Credit Agreement and the Note, a copy of which is attached as Exhibit 99.1.

Forward-Looking Statements

Information contained in this Current Report on Form 8-K contains “forward-looking statements,” including but not limited to statements related to the Credit Agreement and Note, which are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially.  These risks and uncertainties include, but are not limited to, risks involving current maturities of our financing arrangements and our ability to renew or refinance such maturities, fluctuations in short-term interest rates, collateral valuations, bond investment valuations and overall economic and credit market conditions.  For a further list and description of such risks, see the reports and other filings made by the Partnership with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the period ended March 31, 2020.  The Partnership disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	Seventh Amendment to Credit Agreement date July 28, 2020 between America First Multifamily Investors, L.P. and Bankers Trust Company.
10.2	Revolving Line of Credit Note dated July 28, 2020 between America First Multifamily Investors, L.P. and Bankers Trust Company.
10.3

Credit Agreement dated May 14, 2015 between America First Multifamily Investors, L.P. and Bankers Trust Company (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on May 20, 2015).

10.4

First Amendment to Credit Agreement dated January 7, 2016 between America First Multifamily Investors, L.P. and Bankers Trust Company (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on January 13, 2016).

10.5	Waiver Letter dated January 7, 2016 (incorporated herein by reference to Exhibit 10.2 to Form 8-K (No. 000-24843), filed by the Partnership on January 13, 2016).
10.6

Second Amendment to Credit Agreement dated February 10, 2016 between America First Multifamily Investors, L.P. and Bankers Trust Company (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on February 17, 2016).

10.7

Third Amendment to Credit Agreement dated November 14, 2016 between America First Multifamily Investors, L.P. and Bankers Trust Company (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on November 18, 2016).

10.8

Fourth Amendment to Credit Agreement dated May 22, 2017 between America First Multifamily Investors, L.P. and Bankers Trust Company (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on May 25, 2017).

10.9

Fifth Amendment to Credit Agreement dated July 19, 2018 between America First Multifamily Investors, L.P. and Bankers Trust Company (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on July 20, 2018).

10.10

Sixth Amendment to Credit Agreement dated July 26, 2019 between America First Multifamily Investors, L.P. and Bankers Trust Company (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on July 31, 2019).

99.1	Press Release dated July 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L. P.

Dated: July 30, 2020	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury
Title: Chief Financial Officer